Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of President and (Chief Executive Officer)

In connection with the Quarterly Report of Mindesta Inc. (the "Company") on Form 10-Q for the fiscal quarter ending June 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory Bowes, President and (Chief Executive Officer) certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 23, 2012	/s/Gregory Bowes
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Gregory Bowes
President and CE0